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                                                                    Exhibit 10.1

                         REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT is made as of the 27th day of January, 1999, by and between:

            Bahman Koohestani, an individual residing in the Province of Ontario ("Bahman")

                                    - and -

            Anthony Davis, an individual resident in the Province of Ontario ("Davis")

                                    - and -

            Robert Gayle, an individual resident in the Province of Ontario ("Gayle")

                                    - and -

            John Mah, an individual resident in the Province of Ontario ("Mah")

                                    - and -

            Sean Maurik, an individual resident in the Province of Ontario ("Maurik")

                                    - and -

            John Foresi, an individual resident in the Province of Ontario ("Foresi")
                                    - and -

            Ron Schreiber, an individual resident in the State of New York ("Schreiber")

                                    - and -

            Jordan Levy, an individual resident in the State of New York ("Levy")
                                    - and -

            Delano Technology Corporation, a corporation governed by the laws of Ontario (the "Corporation")

                                    - and -





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            Tofino Venture Capital Inc., a corporation governed by
            the laws of Barbados ("Tofino")

                                    - and -

            XDL Delano Holdings Inc., a corporation governed by the laws of Ontario ("XDL")

and any other persons who, after the date of this Agreement, acquire Shares in the capital of the Corporation and sign counterparts to this Agreement (the "Additional Shareholders")


     WHEREAS the parties to this Agreement are parties to the Amended and Restated Shareholders' Agreement dated the date hereof relating to the Corporation (the "Shareholders' Agreement"), which supersedes a previously executed agreement among the shareholders of the Corporation pursuant to which the parties thereto were granted certain registration rights; and

     AND WHEREAS, in connection with the execution and delivery of the Shareholders' Agreement, the parties desire to enter into this Agreement to set out the registration rights of certain shareholders of the Corporation;

     NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

DEFINITIONS

1.   For purposes of this Agreement:

      (a) "1933 ACT" means the United States Securities Act of 1933, as amended.

      (b)  "APPROVED UNDERWRITER" has the meaning given to such term in
           Section 5 of this Agreement.

      (c) "APPROVED UNDERWRITER AMOUNT" has the meaning given to such term in Section 4 of this Agreement.

      (d) "AS IF CONVERTED TO SHARES BASIS" means that, for the purpose of determining a percentage of outstanding Shares, all convertible preference shares in the capital of the Corporation are deemed to be converted to Shares in accordance with their terms, all shares in the capital of the Corporation held in escrow are deemed to be released therefrom, and all Option Pool Shares, whether or not they are subject to an option grant and whether or not they are already issued, are deemed to be issued.

      (e)  "DEMAND REGISTRATION" has the meaning given to such term in
           Section 2 of this Agreement.





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      (f)  "DEMAND RIGHTS" shall mean the rights of any shareholder of the
            Corporation to require the Corporation to register or qualify
            Shares for distribution to the public.

      (g)  "ELECTING HOLDER" has the meaning given to such term in
           Section 2 of this Agreement.

      (h) "ELIGIBLE HOLDER" shall mean each of (A) XDL; and (B) Other Shareholders individually or collectively owning Registrable Shares to which are attached not less than 50% of the votes that may be cast to elect the directors of the Corporation (on an as if converted to Shares basis).

      (i) "ELIGIBLE JURISDICTION" shall mean, as of a particular date, any jurisdiction in which Shares were registered or qualified for distribution to the public pursuant to the initial public offering of the Shares and any other jurisdiction in which the Shares are listed for trading on a securities exchange.

      (j)  "EXCHANGE ACT" means the United States Exchange Act of 1934.

      (k) "FILING" shall mean any document provided to any securities regulatory authority or made generally available to the shareholders of the Corporation in connection with a registration, qualification or offering of Shares.

      (l)  "HOLDER" shall mean any holder of Registrable Shares.

      (m)  "INDEMNIFIED PARTY" has the meaning given to such term in
           Section 15 of this Agreement.

      (n)  "INDEMNIFYING PARTY" has the meaning given to such term in
           Section 15 of this Agreement.

      (o) "LOSSES" has the meaning given to such term in Section 13 of this Agreement.

      (p) "OPTION POOL SHARES" means shares in the capital of the Corporation issuable pursuant to the Corporation's stock option plan for directors, officers, consultants and employees of the Corporation in accordance with the terms and conditions of the Shareholders' Agreement.

      (q)  "OTHER SHAREHOLDERS" means, collectively, Bahman, Davis,
           Gayle, Mah, Maurik, Foresi, Schreiber, Tofino, Levy and the Additional Shareholders, if any, and their respective permitted transferees in accordance with the terms and conditions of the Shareholders' Agreement.

      (r) "OTHER SHAREHOLDER REGISTRABLE SHARES" means any Shares now held by Other Shareholders and any Shares issued in respect of other shares of the Corporation held by Other Shareholders, including in respect of share dividends or pre-





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           emptive rights; provided however, that any Registrable Share shall cease to be a Registrable Share when:

            (A) a receipt for a prospectus qualifying such Registrable Share for public distribution has been obtained from the Ontario Securities Commission and such Registrable Share has been disposed of pursuant to such prospectus; or

            (B)  a registration statement covering such
                 Registrable Share has been declared effective under the1933 Act by the SEC and such Registrable Share has been disposed of pursuant to such effective registration statement.

      (s) "REGISTRABLE SHARES" means all XDL Registrable Shares and Other Shareholder Registrable Shares.

      (t)  "REGISTRATION FILING" has the meaning given to such term in
           Section 9 of this Agreement.

      (u)  "RELATED OFFERING" has the meaning given to such term in
           Section 9 of this Agreement.

      (v)  "REQUESTING HOLDER" has the meaning given to such term in
           Section 2 of this Agreement.

      (w)  "SEC" means the U.S. Securities and Exchange Commission.

      (x) "SHARES" means common shares in the capital of the Corporation.

      (y) "XDL REGISTRABLE SHARES" means any Shares now held by XDL and any Shares issued in respect of other shares of the Corporation held by XDL, including in respect of share dividends or pre-emptive rights; provided however, that any Registrable Share shall cease to be a Registrable Share when:

            (A) a receipt for a prospectus qualifying such Registrable Share for public distribution has been obtained from the Ontario Securities Commission and such Registrable Share has been disposed of pursuant to such prospectus; or

            (B)  a registration statement covering such
                 Registrable Share has been declared effective under the 1933 Act by the SEC and such Registrable Share has been disposed of pursuant to such effective registration statement.






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DEMAND REGISTRATION

2. Request for Demand Registration - Subject to Sections 3 and 6 of this Agreement, any Eligible Holder or Eligible Holders may, in respect of Registrable Shares held by them, collectively initiate a total of three requests at any time after 120 days from the date of any initial public offering of the Shares for the registration or qualification of Registrable Shares in any Eligible Jurisdiction. Each of the registrations and/or qualifications under this Section 2 that satisfies the requirements set forth in Section 3 of this Agreement shall be referred to hereof as a "Demand Registration"; provided that a single registration or qualification shall constitute a single Demand Registration for purposes of Section 2(b) of this Agreement, even if more than one Eligible Holder includes Registrable Shares in such registration or qualification. Each Eligible Holder requesting a Demand Registration shall be referred to hereof as a "Requesting Holder".

      (a) Each request for a Demand Registration shall be in writing and shall specify the number of the Registrable Shares proposed to be sold, the intended method of disposition and the jurisdictions in which registration and/or qualification is desired, provided that only Eligible Jurisdictions may be selected.

      (b) Subject to section 6 of this Agreement, within 10 days after the receipt of such a request from a Requesting Holder or group of Requesting Holders, the Corporation shall give notice thereof to the other Holders. The Corporation shall include in such registration and/or qualification any Registrable Shares that any other Holder (an "Electing Holder") requests be included, provided that the Corporation receives such request within 15 days after the Corporation delivers its notice pursuant to this paragraph (b) of this Section. Subject to Section 4 of this Agreement, the Corporation shall be entitled to include in any offering made pursuant to a Demand Registration, authorized but unissued Shares or Shares held by shareholders other than the Holders; provided, however, that such inclusion shall be permitted only to the extent that it is pursuant and subject to the terms of any underwriting agreement or arrangements entered into by the Requesting Holder(s) (it being understood that to the extent that any offering made pursuant to a Demand Registration is not an underwritten offering no such inclusion of authorized but unissued Shares or Shares held by shareholders other than the Holders shall be permitted without the consent of the Requesting Holders); and provided further, however, that no Shares held by shareholders other than the Holders shall be entitled to be included unless such shareholders shall agree in writing to pay their expenses referred to in Section 8 of this Agreement.

      (c) Subject to Section 6 of this Agreement, no later than 45 days after receipt of a request for a Demand Registration, the Corporation shall file with the SEC a registration statement relating to the sale of Registrable Shares by the Holder(s) on Form F-3 if such Form is available, and otherwise on such form as is available to the Corporation or a prospectus with those Canadian jurisdictions designated by the Holder pursuant to this Section and thereafter the Corporation shall use its best efforts (A) to cause the registration statement or prospectus, as the case may be, to become effective or filed in final form as promptly as practicable and to





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            remain effective for the periods specified in Section 3 of this
            Agreement and (B) to cause such Registrable Shares to be registered or qualified for distribution to the public in accordance with applicable securities laws (including, for greater certainty, applicable blue sky laws of applicable United States jurisdictions) and to remain effective for the periods specified in Section 3 of this Agreement.

     Notwithstanding anything to the contrary in this Agreement, Requesting Holders may initiate more than three requests for a Demand Registration if the Corporation is able to utilize a short-form registration statement or prospectus, and proposed registrations or qualifications which are, for any reason, not completed shall not be considered to be one of the three requests allocated to each Eligible Holder pursuant to this Section.

3.   Effective Demand Registration.  A registration requested pursuant to
     Section 2 of this Agreement shall not count as one of the Demand Registrations to which the particular Requesting Holder(s) is or are entitled unless: (i) such registration statement is declared effective and remains effective until the earlier of (A) the date by which all of the Registrable Shares covered by such registration statement have been disposed of pursuant to such registration statement, and (B) 45 days, in the case of an underwritten offering, or 90 days, in the case of any other offering, after the effective date of such registration statement; and
     (ii) at least 50% of the Registrable Shares which such Requesting Holder(s) had specified in its request under subparagraph 2(a) of this Agreement have been registered or qualified under the resulting registration statement or prospectus, as applicable, following the determination of the Approved Underwriter Amount under Section 4 of this Agreement.

4. Demand Underwriting Procedures. If the Requesting Holder(s) so elect, the offering pursuant to such Demand Registration shall be in the form of an underwritten offering and the managing underwriter selected for such offering shall be the Approved Underwriter selected in accordance with
     Section 5 of this Agreement. In such event, if the Approved Underwriter advises the Corporation in writing that, in its opinion, the aggregate amount of securities requested to be included in such offering by the Requesting Holders, the Electing Holders and the Corporation is sufficiently large as to have a material adverse effect on the success of such offering, then only the aggregate number of Registrable Shares that in the opinion of the Approved Underwriter may be sold without any material adverse effect on the success of such offering (the "Approved Underwriter Amount") shall be included, and

      (a) if the number of Registrable Shares to be included is greater than the Approved Underwriter Amount, then each of the Holders shall be entitled, in priority to the inclusion of other Shares in the offering, to have included Registrable Shares sufficient for them to receive proceeds (net of underwriting discounts or commissions) equal to the total amount of cash invested by them in the Corporation;





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      (b)  to the extent that the number of Registrable Shares to be included by the Holders under clause (a) above is less than the Approved Underwriter Amount, each of the Holders will be entitled to include additional Registrable Shares equal to their respective pro rata portion (on the basis of the number of Registrable Shares proposed to be registered by each Holder) of the remaining balance of up to the lessor of the Approved Underwriter Amount and the total number of Registrable Shares proposed to be registered by all Holders; and

      (c)  to the extent that the total of the foregoing Registrable
           Shares is less than the balance of the Approved Underwriter Amount remaining, the Corporation shall be entitled to include, in its discretion, unissued Shares to be issued for its own account or Shares held by shareholders other than the Holders.

     The calculation of proceeds for purposes of clauses (a) and (b) of this Section shall be cumulative from one registration to another such that from and after the completion of any registration or qualification providing the Requesting and Electing Holders with receipt of all of their respective amounts specified in clauses (a) and (b) of this Section, the provisions of clauses (a) and (b) shall no longer be applicable.

5. Selection of Underwriters. If any requested Demand Registration is in the form of an underwritten offering, the Requesting Holder(s) shall select and retain an investment banking firm to be the approved underwriter (the "Approved Underwriter"); provided that such firm shall be reasonably acceptable to the Corporation. In the event of an underwritten offering pursuant to a Demand Registration, the Corporation shall enter into an underwriting agreement in customary form reasonably satisfactory to the Corporation with the Approved Underwriter and shall use its best efforts to cooperate with the Approved Underwriter in the carrying out of such offering, including, without limitation, making whatever requests are appropriate, supplying whatever information is appropriate and otherwise using its best efforts to obtain all legal opinions, auditor's consents and comfort letters and experts' cooperation as may be necessary or desirable.

6. Limitations on Demand Registrations. The Corporation shall not be required to cause a Demand Registration to be effected or to take any other action pursuant to Section 2 of this Agreement:

      (a) within a period of 180 days after the effective date of any registration statement of the Corporation (other than a "shelf" registration statement pursuant to Rule 415 under the 1933 Act or relating to any employee stock option or stock purchase or similar plan or relating to any dividend reinvestment plan) under the 1933 Act or the date of any receipt for a prospectus of the Corporation issued under the Canadian securities laws, in either case covering securities of or convertible into the same class as any Registrable Shares, if prohibited by the underwriting or agency agreement relating to distribution of Shares pursuant to the initial public offering of the Shares (or such longer period as required by such underwriting or agency agreement);






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      (b)  if the Corporation provides notice to the Requesting Holder(s)
           within 30 days of the request for a Demand Registration that the Corporation is actively engaged in pursuing a firmly underwritten public offering of Shares in which the Holders may include Registrable Shares pursuant to Section 9 or 10 of this Agreement;

      (c) if the Corporation provides to the Requesting Holders a certificate signed by the Chief Executive Officer of the Corporation stating that, in the good faith judgment of the Corporation's Board of Directors, it would not be in the best interests of the Corporation and its shareholders for a prospectus or registration statement (as applicable) to be filed at such time and it is therefore appropriate to defer the filing of such prospectus or registration statement, in which case the Corporation may direct that such request for a Demand Registration be delayed for a period not in excess of 90 days, provided that such right to delay a request may be exercised by the Corporation no more than once in any twelve month period; or

      (d) prior to such time as the Shares have been accepted for trading by The Toronto Stock Exchange, the Montreal Exchange, the New York Stock Exchange or the Nasdaq Stock Market Inc. for trading through either the Nasdaq SmallCap Market or the Nasdaq National Market.

7.   Demand Registration Expenses Borne by Corporation.  Except as provided in
     Section 8 of this Agreement, and except as the Requesting Holders and Electing Holders may agree pursuant to the provisions of Section 6 of this Agreement, all fees and expenses arising out of any Demand Registration and any offering related thereto shall be borne by the Corporation, including, without limitation, (a) all registration and filing fees; (b) the fees and expenses of the Corporation's compliance with applicable securities laws including U.S. blue sky laws as applicable (including reasonable fees and disbursements of counsel); (c) printing expenses; (d) the fees and disbursements of counsel for the Corporation and one separate counsel retained by the Holders; (e) the fees and expenses for independent certified public accountants, underwriters and other persons retained in connection with such registration, qualification or offering; (f) fees of transfer agents and registrars; and (g) messenger and delivery expenses. In addition, the Corporation shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance obtained by the Corporation, and the expenses and fees for listing or authorizing for quotation the securities to be registered on each securities exchange or other trading facility on which Shares are then listed or quoted.

8. Demand Registration Expenses Borne by Holders. Each Requesting and Electing Holder shall pay any underwriting discounts and commissions attributable to its Registrable Shares, the fees and disbursements of any second or other additional separate counsel or other advisors retained by the Holder and all of its internal expenses incurred in connection with any registration, qualification or offering (including, without limitation,





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    all salaries and expenses of any officers or employees of such Holder performing legal or accounting duties).

PIGGY-BACK REGISTRATION

9. Inclusion in Registration. If the Corporation determines (whether on its own initiative or pursuant to the exercise of Demand Rights by a shareholder other than a Holder) to file a prospectus under any of the Canadian securities laws and/or a registration statement under the 1933 Act (any such prospectus or registration statement and any preliminary prospectus or other preliminary filing related thereto a "Registration Filing") covering any Shares, other than a Registration Filing relating to an employee stock option, stock purchase or similar plan or relating to any dividend reinvestment plan, or any Registration Filing on Form F-4 or S-4 (or any successor form), the Corporation shall:

      (a) within 30 days prior to the initial filing of any Registration Filing, deliver to each Holder a written notice thereof, describing such Registration Filing and any related public offering (a "Related Offering"), including a list of the jurisdictions in which the Corporation intends to attempt to qualify the Shares under the applicable Canadian provincial or U.S. state securities laws and, if applicable, the minimum and maximum proposed offering price; and

      (b) include in such Registration Filing (and any related qualification under blue sky laws or other compliance) and in any Related Offering, on the same terms (as applicable) as apply to all other Shares included thereof, all Registrable Shares specified in any written request made by a Holder within 15 days after receipt of such written notice from the Corporation, except as set forth in
           Section 11 of this Agreement. Such written request may specify all or a part of the Holder's Registrable Shares.

10. Piggy-Back Underwriting Procedures. If the Corporation arranges for a Related Offering that is underwritten and the managing underwriter of such Related Offering advises the Corporation in writing that, in its opinion, the aggregate number of Shares requested to be included in such Related Offering is sufficiently large so as to have a material adverse effect on the success of such Related Offering, then the Corporation shall include:

      (a) if the registration or qualification related to such offering was initiated pursuant to the exercise of Demand Rights by a shareholder or shareholders other than the Holders, first, any Shares that such shareholder(s) proposed to register and/or qualify for sale, and, second, additional Shares to the extent of the number of such Shares that the Corporation is so advised can be sold in (or during the time of) such Related Offering without having such adverse effect in the following priority: (i) any Shares proposed to be registered and/or qualified for sale by the Corporation for its own account and all Registrable Shares proposed to be registered by the Holders, pro rata among such parties, provided that the relative priorities among the Holders shall follow the procedures set out in Section 4 of





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           this Agreement, if applicable (on the basis of the number of Shares proposed to be registered by the Corporation and each Holder); and
           (ii) any Shares proposed to be registered and/or qualified for sale by shareholders other than the shareholder(s) initially making the demand for registration and the Holders; or

      (b) if the registration or qualification related to such offering was initiated by the Corporation and not pursuant to the exercise of Demand Rights, first, any Shares that the Corporation proposed to register and/or qualify for sale for its own account, and, second, additional Shares to the extent of the number of such Shares that the Corporation is so advised can be sold in (or during the time of) such Related Offering without having such adverse effect in the following priority: (i) all Registrable Shares proposed to be registered and/or qualified for sale by the Holders, pro rata among the Holders (on the basis of the number of shares proposed to be registered by each Holder), provided that the relative priorities among the Holders shall first follow the procedures set out in
           Section 4 of this Agreement, if applicable; and (ii) any Shares proposed to be registered and/or qualified by other shareholders.

11. Piggy-Back Registration Expenses Borne by Corporation. Except as provided in Section 13 of this Agreement, the Corporation shall bear all fees, costs and expenses of any registration, qualification or offering that is not part of a Demand Registration, including, without limitation,
     (a) all registration and filing fees; (b) the fees and expenses of the Corporation's compliance with securities or U.S. blue sky laws and/or any Canadian equivalent as applicable (including reasonable fees and disbursements of counsel); (c) printing expenses; (d) the fees and disbursements of counsel for the Corporation and one separate counsel retained by the selling shareholders for each registration, qualification and offering, and the fees and expenses for independent certified public accountants, underwriters and other persons retained by the Corporation in connection with such Registration Filing; (e) fees of transfer agents and registrars; and (f) messenger and delivery expenses. In addition, the Corporation shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance obtained by the Corporation, and the expenses and fees for listing or authorizing for quotation the securities to be registered on each securities exchange or other trading facility on which Shares are then listed or quoted.

12. Piggy-Back Registration Expenses Borne by Holders. Each Holder shall pay any underwriting discounts and commissions attributable to its Shares, the fees and disbursements of any second or other additional separate counsel or other advisors retained by the Holder and all of its internal expenses incurred in connection with any registration, qualification or offering (including, without limitation, all salaries and expenses of any officers or employees of such Holder performing legal or accounting duties but excluding fees and expenses of counsel that are payable by the Corporation pursuant to Section 11 of this Agreement).





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INDEMNIFICATION; CONTRIBUTION

13. Indemnification by the Corporation. In the event of any proposed registration, qualification or offering of Shares, the Corporation agrees to indemnify and hold harmless (i) each Holder, each of such Holder's officers, directors, partners, employees, and each of such Holder's legal counsel and other agents and advisers, independent accountants, if any;
     (ii) each person controlling any such persons within the meaning of
     Section 15 of the 1933 Act or Section 20 of the Exchange Act; and (iii) each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation, any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, and any of the foregoing incurred in settlement of any litigation, commenced or threatened) (collectively "Losses") arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Filing in connection with or any prospectus, offering circular or other document incidental to any registration, qualification or offering or any omission or alleged omission to state thereof a material fact required to be stated thereof or necessary to make the statements thereof not misleading; (ii) any violation by the Corporation of any rule or regulation promulgated under any Canadian or U. S. securities law applicable to the Corporation and relating to action or inaction by the Corporation in connection with any registration, qualification or compliance required hereunder; or (iii) the Corporation's breach of any representation, warranty, covenant or agreement contained in this Agreement; provided, however, that the Corporation shall not be liable to a Holder for any Losses to the extent that such Losses resulted directly from any untrue statement or alleged untrue statement of a material fact, or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading, in each case in any material furnished in writing by such Holder expressly for use in a Filing in connection with any registration, qualification or offering covering such Holder's Shares.

14. Indemnification by Holders. Each Holder agrees severally and not jointly to indemnify and hold harmless the Corporation, its officers, directors, employees, legal counsel and other agents and advisers and each person, if any, who controls the Corporation within the meaning of either Section 15 of the 1933 Act or Section 20 of the Exchange Act and each underwriter, if any, and each person who controls any underwriter within the meaning of
     Section 15 of the 1933 Act or Section 20 of the Exchange Act for any Losses, to the extent that such Losses resulted directly from an untrue statement or alleged untrue statement of a material fact, or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading, in each case in any material furnished in writing by such Holder expressly for use in a Filing in connection with any registration, qualification or offering covering its Shares, but only to the extent of the net sale proceeds actually received by such Holder in connection with the applicable offering.





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15.  Contribution.  If the indemnification provided for in this Sections 14 and 15 of this Agreement is held by a court of competent jurisdiction to be unavailable to any party entitled to indemnification under the terms of Sections 14 and 15 of this Agreement (an "Indemnified Party") in respect of any Losses referred to hereof, then the party or parties responsible for such indemnification under the terms of Sections 14 and 15 of this Agreement (an "Indemnifying Party"), in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in the following manner: as between the Indemnifying Party on the one hand and the Indemnified Party on the other, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that in no event shall the obligation of any party to contribute under this Section 16 exceed the amount that such party would have been obligated to pay by way of indemnification if the indemnification provided for under Sections 14 and 15 of this Agreement had not been held to be unavailable; and provided that no person guilty of fraudulent misrepresentation (within the meaning of subsection 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

16. Survival. The indemnity and contribution agreements contained in Sections 14, 15 and 16 of this Agreement shall remain operative and in full force and effect with respect to any sales or other distributions of Shares made pursuant to any Filing in connection with any registration, qualification or offering regardless of (a) any termination of this Agreement, (b) any investigation made by or on behalf of any Indemnified Party or by or on behalf of the Corporation, and (c) the consummation of the sale or successive resale of the Shares.

17.
18.
19.

OTHER EXEMPTIONS; FILING REPORTS

20. Rule 144A; Rule 144; Other Exemptions. For so long as any Holder holds Registrable Shares, the Corporation agrees that it shall take such action as any Holder may reasonably request (including, but not limited to, providing promptly any information required under Rules 144 and 144A under the 1933 Act, including without limitation, providing promptly to any such Holder and any prospective purchaser of such Registrable Shares, the information required by Rule 144(c) or Rule 144A(d)(4) under the 1933
     Act), all to the extent required from time to time to enable such Holders to sell such Registrable

     Shares without registration under the 1933 Act within the limitation of the exemptions provided by (i) Rule 144 or Rule 144A (if available with respect to resales of such Registrable Shares) under the 1933 Act, as such rules may be amended from time to time, or (ii) any other rules or regulations now existing or hereafter adopted by the SEC; provided, however, that the Corporation's obligations under this Section 18 shall terminate at such time as all Shares held by the Holders may be sold pursuant to Rule 144(k) without regard to the requirements of Rule 144(c).

21. Reporting Obligations. The Corporation agrees that it shall file in a timely manner any reports required to be filed by it under applicable Canadian or U.S. securities laws in connection with any registered securities or previous public distributions of its securities.

REPRESENTATION OF THE CORPORATION

22. Existing Demand Rights. The Corporation hereby represents and warrants to the Holders that except for the Demand Rights granted in this Agreement, no party holds any Demand Rights, whether currently exercisable or contingent on the occurrence of any event or on the passage of time, with respect to the Corporation.

TERM

23. Term. This Agreement, including without limitation the representations, warranties and covenants contained hereof, shall become effective on the date first set out above and continue in full force and effect and be binding upon the Corporation and the Shareholders unaffected by any subsequent disposition of the Registrable Shares for a period of three years from the earlier of: (a) the date on which the Corporation first obtains a final receipt from the OSC for a prospectus qualifying the distribution of Shares in Ontario; or (b) the date on which any registration statement filed by the Corporation to register Shares in the United States is declared effective by the SEC.

GENERAL

24. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable in Ontario.

25. Assignment. The rights of each Holder under this Agreement may be assigned by such Holder in connection with the transfer of the Shares and subject to assumption by the assignee in writing of the corresponding obligations hereunder. Except as expressly otherwise provided in this Agreement, none of the parties hereto may assign any rights or benefits under this Agreement, including the benefit of any representation, warranty or covenant, without the prior written consent of the Corporation, in the case of an assignment by a Holder, or of Holders of not less than 67% of the Registrable Shares then outstanding, in the case of an assignment by the Corporation.

26.  Time.  Time is of the essence in this Agreement.

27. Notices. Unless otherwise provided hereof, any notice or other communication to a party under this Agreement may be made, given or served by hand delivery, by facsimile or by registered mail postage prepaid and addressed to the parties at their respective addresses and facsimile numbers maintained in the records of the Corporation. Any notice or other communication delivered personally shall be deemed to have been given or made at the time of such delivery. Any written notice or other communication delivered by facsimile shall be deemed to have been given or made on the first business day following such delivery.
     Any notice or other communication mailed by registered mail shall be deemed to have been given or made on the fifth business day following its mailing; provided that in the event of a postal strike affecting mail delivery, any notice by mail shall be deemed to have been given when actually received. Each party may change its address for service at any time by providing notice in writing of such change to each other party in accordance herewith.

28. Entire Agreement. This Agreement constitutes the entire agreement between the parties and supersedes all previous negotiations, communications, agreements or understandings between the parties in any way relating to the subject matter of this Agreement.

29. Further Assurances. Each party hereto will execute, deliver and undertake such other documents, transfers, deeds, assurances and procedures as are in the opinion of counsel for the Corporation necessary for the purpose of giving effect to or completing the transactions contemplated by this Agreement.

30. Execution in Counterparts and by Facsimile. This Agreement may be executed in counterparts (which may be delivered by facsimile), each of which shall be deemed to be an original and all of which together shall be deemed to form one and the same document.

31. No Waiver - No failure or delay on the part of any party in exercising any right, power or remedy provided under this Agreement shall operate as a waiver thereof except as expressly otherwise provided in this Agreement; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy provided under this Agreement.

     IN WITNESS WHEREOF the parties hereto have executed this Agreement on the date first written above.


                                        ________________________________________
                                        BAHMAN KOOHESTANI


                                        ________________________________________
                                        ANTHONY DAVIS

                                        ________________________________________
                                        ROBERT GAYLE


                                        ________________________________________
                                        JOHN MAH


                                        ________________________________________
                                        SEAN MAURIK


                                        ________________________________________
                                        JOHN FORESI


                                        ________________________________________
                                        RON SCHREIBER


                                        ________________________________________
                                        JORDAN LEVY


                                       DELANO TECHNOLOGY CORPORATION

                                        By:  ___________________________________
                                             Name:
                                             Title:


                                        XDL DELANO HOLDINGS INC.

                                        By:  ___________________________________
                                             Name:
                                             Title:


                                        TOFINO VENTURE CAPITAL INC.

                                        By:  ___________________________________
                                             Name:
                                             Title:

     The undersigned hereby execute a counterpart to this Agreement as of February 1, 1999 to become parties as Additional Shareholders, as contemplated by this Agreement.


                                        BLUE SKY CAPITAL CORPORATION

                                        By:  ___________________________________
                                             Name:
                                             Title:


                                        ________________________________________
                                        TODD FINCH